                                IMPRESSE CORPORATION              EXHIBIT 10.6

                         2000 DIRECTORS' STOCK OPTION PLAN


1. PURPOSES OF THE PLAN. The purposes of this Directors' Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

              All options granted hereunder shall be nonstatutory stock options.

       2. DEFINITIONS. As used herein, the following definitions shall apply:

              (a)    "BOARD" means the Board of Directors of the Company.

              (b) "CHANGE OF CONTROL" means (A) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but excluding any merger effected exclusively for the purpose of changing the domicile of the Company); or (B) a sale of all or substantially all of the assets of the Company.

              (c) "CODE" means the Internal Revenue Code of 1986, as amended.

              (d)    "COMMON STOCK" means the Common Stock of the Company.

              (e) "COMPANY" means Impresse Corporation, a [Delaware] corporation.

              (f) "CONSTRUCTIVELY TERMINATED" means: (A) the termination of Optionee's employment or engagement to render services to the Company without good cause and other than due to death or disability of Optionee; or
(B) Optionee's resignation from the Company as a result of (i) a reduction in Optionee's responsibilities with respect to the business of the Company such that Optionee's reduced responsibilities are not substantially similar to Optionee's responsibilities immediately prior to the Change of Control; (ii) a requirement that, in order to preserve Optionee's employment or engagement by the Company, Optionee perform his or her customary services at a location more than forty (40) miles from the Company's principal place of business immediately prior to the closing of the Change of Control; or (iii) a reduction in Optionee's compensation such that Optionee's reduced compensation is not substantially similar to Optionee's compensation immediately prior to the Change of Control.

              (g) "CONTINUOUS STATUS AS A DIRECTOR" means the absence of any interruption or termination of service as a Director.

              (h)    "DIRECTOR" means a member of the Board.

              (i) "EMPLOYEE" means any person, including any officer or Director, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

              (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

              (k) "OPTION" means a stock option granted pursuant to the Plan. All options shall be nonstatutory stock options (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the
Code).

              (l) "OPTIONED STOCK" means the Common Stock subject to an Option.

              (m) "OPTIONEE" means an Outside Director who receives an Option.

              (n) "OUTSIDE DIRECTOR" means a Director who is not an Employee.

              (o) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

              (p)    "PLAN" means this 2000 Directors' Stock Option Plan.

              (q) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

              (r) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

       3.     STOCK SUBJECT TO THE PLAN.  Subject to the provisions of
Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 300,000 Shares of Common Stock (the "POOL"). The Shares may be authorized, but unissued, or reacquired Common Stock.

       If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan has been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock that are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option, or any withholding taxes due with respect to such exercise, shall be treated as not issued and shall continue to be available under the Plan. If Shares that were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

       4.     ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.

              (a) ADMINISTRATOR. Except as otherwise required herein, the Plan shall be administered by the Board.

              (b) PROCEDURE FOR GRANTS. All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                     (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                     (ii) Each person who becomes an Outside Director after the effective date of this Plan shall be automatically granted an Option to purchase [20,000] Shares (the "FIRST OPTION") on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy.

                     (iii) Each Outside Director, including those persons who were Outside Directors prior to the effective date of this Plan, shall thereafter be automatically granted an Option to purchase 5,000 Shares (the "ANNUAL OPTION") on the date of each Annual Meeting of the Company's stockholders immediately following which such Outside Director is serving on the Board, provided that, on such date, he or she shall have served on the Board for at least six (6) months prior to the date of such Annual Meeting.

                     (iv)   Notwithstanding the provisions of subsections
(ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving an Option on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

                     (v)    Notwithstanding the provisions of subsections
(ii) and (iii) hereof, any grant of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 17 hereof.

                     (vii) The terms of each First Option granted hereunder shall be as follows:

                            (1)    each First Option shall be exercisable
only while the Outside Director remains a Director of the Company, except as set forth in Section 9 below;

                            (2)    the exercise price per Share shall be 100%
of the fair market value per Share on the date of grant of each option, determined in accordance with Section 8 hereof;

                            (3)    each First Option shall become vested and
exercisable as to 1/48 of the total number of shares subject to the option on the first day of each month following the date of grant.

                     (viii) The terms of each Annual Option granted hereunder shall be as follows:

                            (1)    each Annual Option shall be exercisable
only while the Outside Director remains a Director of the Company, except as set forth in Section 9 below;

                            (2)    the exercise price per Share shall be 100%
of the fair market value per Share on the date of grant of each option, determined in accordance with Section 8 hereof;

                            (3)    each Annual Option shall become vested and
exercisable as to 1/12 of the total number of shares subject to the option on the first day of each month following the date of grant.

              (c) POWERS OF THE BOARD. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 8 of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

              (d) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

              (e) SUSPENSION OR TERMINATION OF OPTION. If the Chief Executive Officer or his or her designee reasonably believes that an Optionee has committed an act of misconduct, such officer may suspend the Optionee's right to exercise any option pending a determination by the Board (excluding the Outside Director accused of such misconduct). If the Board (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any Option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or a committee of the Board.

       5. ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4(b) above. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

              The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

       6. TERM OF PLAN; EFFECTIVE DATE. The Plan shall become effective on the effectiveness of the registration statement under the Securities Act of 1933, as amended, relating to the Company's initial public offering of securities. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

       7. TERM OF OPTIONS. The term of each Option shall be ten (10) years from the date of grant thereof unless an Option terminates sooner pursuant to Section 9 below.

       8.     EXERCISE PRICE AND CONSIDERATION.

              (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

              (b) FAIR MARKET VALUE. The fair market value shall be determined by the Board; provided however that in the event the Common Stock is traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the closing sales price on such system or exchange on the date of grant of the Option (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in THE WALL STREET JOURNAL, or if there is a public market for the Common Stock but the Common Stock is not traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in THE WALL STREET JOURNAL (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("Nasdaq") System).
For purposes of the First Options granted on the effective date of this Plan, the fair market value per Share shall be the Price to Public as set forth in the final prospectus filed with the Securities Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended.

              (c) FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect exercise of the Option and prompt delivery to the Company of the sale or loan proceeds required to pay the exercise price, or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

       9.     EXERCISE OF OPTION.

              (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) above; provided however that no Options shall be exercisable prior to stockholder approval of the Plan in accordance with Section 17 below.

                     An Option may not be exercised for a fraction of a Share.

                     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

              (b) TERMINATION OF CONTINUOUS STATUS AS A DIRECTOR. If an Outside Director ceases to serve as a Director, he or she may, but only within ninety (90) days after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

              (c) DISABILITY OF OPTIONEE. Notwithstanding Section 9(b) above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within twelve (12) months from the date of such termination, exercise his or her

Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

              (d)    DEATH OF OPTIONEE.  In the event of the death of an
Optionee: (A) during the term of the Option who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, or (B) three (3) months after the termination of Continuous Status as a Director, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or the date of termination, as applicable. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that an Optionee was not entitled to exercise the Option at the date of death or termination or if he or she does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

       10. NONTRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder). The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

       11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; DISSOLUTION, LIQUIDATION; CHANGE OF CONTROL.

              (a) ADJUSTMENT. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of Shares of Common Stock set forth in Sections 4(b)(ii), (iii) and (iv) above, and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares of Common Stock effected in connection with a change in domicile of the Company) or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

              (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify the Optionee at least fifteen (15) days prior to such proposed action.
 To the extent it has not been previously exercised, the Option shall terminate immediately prior to the consummation of such proposed action.

              (c) CHANGE OF CONTROL. In the event of a Change of Control, each Optionee shall have the right to exercise his or her Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable, immediately prior to the consummation of such transaction.

              (d) CERTAIN DISTRIBUTIONS. In the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

       12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

       13.    AMENDMENT AND TERMINATION OF THE PLAN.

              (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the stockholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation.

              (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

       14. CONDITIONS UPON ISSUANCE OF SHARES. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the legal requirements relating to the administration of stock option plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any stock exchange or Nasdaq rules or regulations to which the Company may be subject and the applicable laws of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time (the "APPLICABLE LAWS"). Such compliance shall be determined by the Company in consultation with its legal counsel.

              As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

       15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

       16. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

       17. STOCKHOLDER APPROVAL. If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the stockholders of the Company. Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

                                IMPRESSE CORPORATION

                         2000 DIRECTORS' STOCK OPTION PLAN

                            NOTICE OF STOCK OPTION GRANT



< < Optionee > >
< < OptioneeAddress1 > >
< < OptioneeAddress2 > >

       You have been granted an option to purchase Common Stock of Impresse Corporation (the "COMPANY") as follows:


       Board Approval:                    < < BoardApproval > >

       Date of Grant                      < < GrantDate > >

       Vesting Commencement Date          < < VestingStartDate > >

       Exercise Price per Share           < < ExerisePrice > >

       Total Number of Shares Granted     < < SharesGranted > >

       Total Exercise Price               < < TotalExercisePrice > >

       Expiration Date                    < < ExpirDate > >

       Vesting Schedule                   This Option may be exercised, in whole
                                          or in part, in accordance with the
                                          following schedule:   1/[12;48] of
                                          the Option Shares shall become
                                          vested and exercisable as of the
                                          first day of each month following
                                          the Date of Grant.

       Termination Period                 This Option may be exercised for 90 days
                                          after termination of Optionee's
                                          Continuous Status as a Director, or
                                          such longer period as may be
                                          applicable upon death or Disability
                                          of Optionee as provided in the
                                          Plan, but in no event later than
                                          the Expiration Date as provided
                                          above.


     By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 2000 Directors' Stock Option Plan and the Nonstatutory Stock Option Agreement, all of which are attached and made a part of this document.

< < Optionee > >:                           IMPRESSE CORPORATION




                                          By:
-----------------------------------          ---------------------------------
Signature
                                          Title:
                                                ------------------------------
-----------------------------------
Print Name

                                IMPRESSE CORPORATION

                        NONSTATUTORY STOCK OPTION AGREEMENT


       1. GRANT OF OPTION. The Board of Directors of the Company hereby grants to the Optionee named in the Notice of Stock Option Grant attached as
Part I of this Agreement (the "OPTIONEE"), an option (the "OPTION") to purchase a number of Shares, as set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "EXERCISE PRICE"'), subject to the terms and conditions of the 2000 Directors' Stock Option Plan (the "PLAN"), which is incorporated herein by reference. (Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Plan.) In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Nonstatutory Stock Option Agreement, the terms and conditions of the Plan shall prevail.

       2.     EXERCISE OF OPTION.

              (a) RIGHT TO EXERCISE. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and the applicable provisions of the Plan and this Nonstatutory Stock Option Agreement. In the event of Optionee's death, disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Nonstatutory Stock Option Agreement.

              (b) METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice, in the form attached as EXHIBIT A (the "EXERCISE NOTICE"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "EXERCISED SHARES"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

              No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

       3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

              (a)    cash;

              (b)    check;

              (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

              (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

       4. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or pursuant to a domestic relations order (as defined by the Code or the rules thereunder) and may be exercised during the lifetime of Optionee only by the Optionee or a transferee permitted by Section 10 of the Plan. The terms of the Plan and this Nonstatutory Stock Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

       5. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Nonstatutory Stock Option Agreement.

       6. TAX CONSEQUENCES. Set forth below is a brief summary of certain federal tax consequences relating to this Option under the law in effect as of the date of grant. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

              (a) EXERCISING THE OPTION. Since this Option does not qualify as an incentive stock option under Section 422 of the Code, the Optionee may incur regular federal income tax liability upon exercise. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Exercised Shares on the date of exercise over their aggregate Exercise Price.

              (b) DISPOSITION OF SHARES. If the Optionee holds the Option Shares for more than one year, gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. The long-term capital gain will be taxed for federal income tax purposes as a maximum rate of 20 percent.

       By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Nonstatutory Stock Option Agreement. Optionee has reviewed the Plan and this Nonstatutory Stock Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Nonstatutory Stock Option Agreement and fully understands all provisions of the Plan and Nonstatutory Stock Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Nonstatutory Stock Option Agreement.

                                      IMPRESSE CORPORATION



                                      By:
---------------------------------        ------------------------------------
< < Optionee > >
                                      Title:
                                            ---------------------------------

                                  CONSENT OF SPOUSE


     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Nonstatutory Stock Option
Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Nonstatutory Stock
 Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Nonstatutory Stock Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Nonstatutory Stock Option Agreement.


                                          ---------------------------------
                                          Spouse of Optionee

                                     EXHIBIT A

                                 NOTICE OF EXERCISE



To:           Impresse Corporation

Attn:         Stock Option Administrator

Subject:      NOTICE OF INTENTION TO EXERCISE STOCK OPTION


       This is official notice that the undersigned ("OPTIONEE") intends to exercise Optionee's option to purchase __________ shares of Impresse Corporation Common Stock, under and pursuant to the Company's 2000 Directors' Stock Option Plan and the Nonstatutory Stock Option Agreement dated _______________, as follows:

       Grant Number:
                                      ----------------------------------------

       Date of Purchase:
                                      ----------------------------------------

       Number of Shares:
                                      ----------------------------------------

       Purchase Price:
                                      ----------------------------------------

       Method of Payment of
       Purchase Price:
                                      ----------------------------------------

       Social Security No.:
                                      ----------------------------------------

       The shares should be issued as follows:

          Name:
                      -----------------------------------

          Address:
                      -----------------------------------

                      -----------------------------------

                      -----------------------------------
          Signed:
                      -----------------------------------

          Date:
                      -----------------------------------